Northwestern Mutual Series Fund, Inc.

Supplement Dated March 3, 2022 to the
Statutory Prospectus Dated May 1, 2021
The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2021, as supplemented June 25, 2021, August 30, 2021, October 25, 2021, October 29, 2021, November 12, 2021 and December 29, 2021 (the “Prospectus”). You should read this Supplement together with the Prospectus.
Small Cap Value Portfolio – Sub-Adviser Change
T. Rowe Price Associates, Inc. (“TRPA”), currently serves as the sub-adviser to the Small Cap Value Portfolio (the “Portfolio”) pursuant to the terms of a Fifth Amended and Restated Investment Sub-Advisory Agreement by and between Mason Street Advisors, LLC (“MSA”) and TRPA dated December 2, 2021 (the “Existing TRPA Agreement”) and TRPA had been providing sub-advisory services to the Portfolio since 2001. MSA had been advised that an internal reorganization involving TRPA is scheduled to occur on March 7, 2022, and that in connection with such reorganization: (i) T. Rowe Price Investment Management, Inc. (“TRPIM”), a wholly-owned subsidiary of TRPA, will serve as the investment adviser for T. Rowe Price’s U.S. Small-Cap Value Equity investment strategy, (the strategy utilized by the Portfolio); and (ii) the TRPA investment team providing sub-advisory services to the Portfolio would be moved to become part of TRPIM (the “Reorganization”).
The Fund’s Board of Directors conditionally approved the terms of a new investment sub-advisory agreement between MSA and TRPIM ( the “New Sub-Advisory Agreement”) on December 2, 2021, which will become effective March 7, 2022, the date of the Reorganization. No changes to the portfolio management team or other key investment personnel who provide services to the Portfolio are anticipated as a result of the Reorganization. The level and scope of services to be rendered by TRPIM and the fees payable by MSA to TRPIM under the New Sub-Advisory Agreement will remain the same as the services rendered and fees paid under the Existing TRPA Agreement.
In approving the New Sub-Advisory Agreement, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and its investment adviser to hire or terminate a sub-adviser at any time without shareholder approval so long as, among other conditions, shareholders are provided notice of the change. Additional information about TRPIM has been made available in this supplement to the Statutory Prospectus and such information has been made available in conformity with the requirements of the Exemptive Order.
Pursuant to the foregoing, on March 7, 2022, T. Rowe Price Investment Management, Inc. (“TPRIM”) will begin serving as the sub-adviser to the Small Cap Value Portfolio (“Portfolio”). As a result of the appointment of TRPIM as sub-adviser to the Portfolio, certain sections of the Prospectus shall be amended as noted below.

The following amendments to the Prospectus shall be effective March 7, 2022:
The “PORTFOLIO MANAGEMENT” section of the Portfolio’s Summary is amended to read as follows:
“Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: T. Rowe Price Investment Management, Inc. (TRPIM)
Portfolio Manager: J. David Wagner, CFA, a Vice President of TRPIM, has managed the Portfolio in his capacity with TRPIM since March 2022 and had served as portfolio manager to the Portfolio in his capacity with T. Rowe Price Associates, Inc. since 2014. Mr. Wagner joined T. Rowe Price in 2000.”
The paragraph relating to TRPA under the heading “THE INVESTMENT ADVISER AND SUB-ADVISERS – The Sub-Adviser” is amended to read as follows:
“T. Rowe Price Associates, Inc. (“TRPA”), 100 East Pratt Street, Baltimore, Maryland 21202, is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. TRPA has served as the sub-adviser for the Equity Income Portfolio since May 2003, the Short-Term Bond Portfolio since November 2014, the Growth Stock Portfolio since November 2019 and the Small Cap Value Portfolio from August 2001 – March 7, 2022.”
The following paragraph is added about TRPIM under the heading “THE INVESTMENT ADVISER AND SUB-ADVISERS – The Sub-Adviser:”
“T. Rowe Price Investment Management, Inc. (“TRPIM”), 100 East Pratt Street, Baltimore, Maryland 21202, is a wholly owned subsidiary of T. Rowe Price Associates, Inc., an investment management firm and wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company (collectively, “T. Rowe Price”). TRPIM has served as the sub-adviser for the Small Cap Value Portfolio since March 7, 2022.”
The following text replaces the information under the heading “THE INVESTMENT ADVISER AND SUB-ADVISERS – Portfolio Managers – Small Cap Value Portfolio:”
“J. David Wagner, CFA, a Vice President of T. Rowe Price Investment Management, Inc. (“TRPIM”) has managed the Portfolio in his capacity with TRPIM since March 2022 and had served as portfolio manager to the Portfolio in his capacity with T. Rowe Price Associates, Inc. since 2014. He has day-to-day responsibility for managing the Portfolio. Mr. Wagner joined T. Rowe Price in 2000.”
Large Company Value Portfolio – Portfolio Managers Update
Effective February 16, 2022, Adam Krenn joined Brian Woglom, Phillip Davidson and Philip Sundell and serves as co-portfolio manager of the Large Company Value Portfolio (the “Portfolio”). Accordingly, the “Portfolio Managers” information set forth in the Summary Section of the Portfolio in the Prospectus under “PORTFOLIO MANAGEMENT” is amended to read as follows:
“Portfolio Managers:  Brian Woglom, CFA, Vice President and Senior Portfolio Manager, joined American Century in 2005 and has served as a manager for the Portfolio since 2016.

Phillip N. Davidson, CFA, Senior Vice President and Executive Portfolio Manager, joined American Century in 1993 as a Portfolio Manager, and began managing the Portfolio in May 2018.

Philip Sundell, CFA, Vice President and Portfolio Manager, joined American Century Investments in 1997 and began managing the Portfolio in April 2019.

Adam Krenn, CFA, Portfolio Manager and Senior Investment Analyst, joined American Century in 2011 and began managing the Portfolio in February 2022.”
Also effective February 16, 2022, the following text replaces the information that appears in the Prospectus under “THE INVESTMENT ADVISER AND SUB-ADVISERS – Portfolio Managers – Large Company Value Portfolio”:
“American Century Investments uses teams of portfolio managers and analysts, organized by broad investment categories, to manage funds. The listed portfolio managers are members of the team that manages the Large Company Value Portfolio and are ultimately responsible for the day-to-day management of the Portfolio, which includes security selection and portfolio construction, as well as compliance with stated investment objectives.
Brian Woglom, CFA, Vice President and Senior Portfolio Manager, joined American Century Investments in 2005 and became a portfolio manager in 2012.
Phillip N. Davidson, CFA, Senior Vice President and Executive Portfolio Manager, joined American Century Investments in 1993 as a portfolio manager.
Philip Sundell, CFA, Vice President and Portfolio Manager, joined American Century Investments in 1997 and became a portfolio manager in 2017.
Adam Krenn, CFA, Portfolio Manager and Senior Investment Analyst, joined American Century Investments in 2011 and became a portfolio manager in 2020.”
Securities and Exchange Commission Rule 12d1-4
As a result of the adoption by the Securities and Exchange Commission (“SEC”) of new Rule 12d1-4 under the Investment Company Act of 1940 (the “1940 Act”) and associated actions taken by the SEC affecting the purchase of securities in investment companies by mutual funds (and other registered investment companies), certain provisions of the Prospectus will be modified.
The following text replaces the information that appears in the Prospectus under “More About Principal Investment Strategies and Risks – Fund of Funds Investing – Underlying Portfolio Risks”:
“Underlying Portfolio Risks. The Underlying Portfolios are used as investments for the Balanced and Asset Allocation Portfolios, and may have a large percentage of their shares owned by such Portfolios. Subject to the investment policies of the Balanced and Asset Allocation Portfolios, there is no limit on the percentage of an Underlying Portfolio’s shares that may be owned by the Balanced and/or Asset Allocation Portfolios and may exceed a majority of an Underlying Portfolio’s shares. For information relating to ownership by the Balanced and Asset Allocation Portfolios of each of the Underlying Portfolio’s shares, see “Appendix C – Ownership of Shares of the Fund” in the Fund’s Statement of Additional Information. Each Underlying Portfolio may experience large investments or redemptions from a Portfolio due to reallocation or rebalancing of the Portfolios. In the event of a large investment by a Portfolio, the Underlying Portfolio may be unable to quickly deploy the new funds in its strategy resulting in a larger cash position than typical for a period of time, which may cause the Portfolio to miss out on potential investment opportunities and gains if the market advances during that period. Large redemption activity by a Portfolio could result in the Underlying Portfolio being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions by a Portfolio could also cause an Underlying Portfolio’s expense ratio to increase due to a resulting smaller asset base. Consequently, relatively large investments and redemptions by a Portfolio could adversely affect the performance of a Portfolios and the Underlying Portfolios. The Adviser may coordinate directly with the portfolio managers of the Underlying Portfolios to attempt to ensure that transactions are accommodated efficiently, including possibly implementing trades over a period of days rather than all at once. These practices may temporarily affect the Adviser’s ability to fully implement a Portfolio’s investment strategies. In addition, each Underlying Portfolio is subject to investment restrictions imposed by SEC Rule 12d1-4, which limits the Underlying Portfolio’s investments other funds to 10% of its total assets. For this purpose, funds include mutual funds, ETFs and other types of pooled investment vehicles like CLOs, CDOs, private mortgage REITS and other private securities relying on Sections 3(c)(1) or (7) of the 1940 Act to avoid registration. These restrictions may limit the ability of an Underlying Portfolio to fully pursue its investment strategy.”
The following text replaces the last sentence of the second paragraph that appears in the Prospectus under “More About Principal Investment Strategies and Risks – Securities of Other Investment Companies”:
“The Portfolios may rely on Rule 12d1-4 under the Investment Company Act of 1940, as amended (“1940 Act”) that permits funds meeting various conditions to invest in ETFs in amounts exceeding limits set forth in Section 12(d) of the 1940 Act that would otherwise be applicable.”
Amendments to Investment Sub-Advisory Agreements with Certain Sub-Advisers
Effective February 24, 2022, the Board of Directors of the Fund conditionally approved an amendment to the investment sub-advisory agreement between Mason Street Advisors, LLC (“Mason Street Advisors”) and T. Rowe Price Associates, Inc. (“TRPA”) with respect to the Short-Term Bond, Equity Income, Growth Stock and Small Cap Value Portfolios (“Amendment”). In approving the Amendment, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and Mason Street Advisors to amend investment sub-advisory agreements without shareholder approval so long as, among other conditions, shareholders are provided notice of the amendment. The Amendment removed the Small Cap Value Portfolio from the coverage of the investment sub-advisory agreement between Mason Street Advisors and TRPA.
Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.

Small Cap Value Portfolio
Supplement Dated March 3, 2022

to the
Summary Prospectus for the Small Cap Value Portfolio Dated May 1, 2021
The following information supplements the Summary Prospectus for the Small Cap Value Portfolio of Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2021 (the “Summary Prospectus”). You should read this Supplement together with the Summary Prospectus.
Sub-Adviser Change- Small Cap Value Portfolio
On March 7, 2022, T. Rowe Price Investment Management, Inc. (“TPRIM”) will begin serving as the sub-adviser to the Small Cap Value Portfolio (“Portfolio”). TRPIM will provide services to the Portfolio pursuant to an Investment Sub-Advisory Agreement approved by the Fund’s Board of Directors on December 2, 2021. In approving the Investment Sub-Advisory Agreement, the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and its investment adviser to hire or terminate a sub-adviser at any time without shareholder approval so long as, among other conditions, shareholders are provided notice of the change.
Accordingly, the “Sub-Adviser” information set forth in the Summary Prospectus under the “PORTFOLIO MANAGEMENT” section is hereby replaced with the following:
“Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: T. Rowe Price Investment Management, Inc. (TRPIM)
Portfolio Manager: J. David Wagner, CFA, a Vice President of TRPIM, has managed the Portfolio in his capacity with TRPIM since March 2022 and had served as portfolio manager to the Portfolio in his capacity with T. Rowe Price Associates, Inc. since 2014. Mr. Wagner joined T. Rowe Price in 2000.”
Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.

Large Company Value Portfolio
Supplement Dated March 3, 2022

to the
Summary Prospectus for the Large Company Value Portfolio Dated May 1, 2021
The following information supplements the Summary Prospectus for the Large Company Value Portfolio of Northwestern Mutual Series Fund, Inc. dated May 1, 2021 (the “Summary Prospectus”). You should read this Supplement together with the Summary Prospectus.
Portfolio Managers Update
Effective February 16, 2022, Adam Krenn joined Brian Woglom, Phillip Davidson and Philip Sundell and serves as co-portfolio manager of the Large Company Value Portfolio (the “Portfolio”). Accordingly, the “Portfolio Managers” information set forth in the Summary Prospectus under the “PORTFOLIO MANAGEMENT” section is hereby replaced with the following:
“Portfolio Managers: Brian Woglom, CFA, Vice President and Senior Portfolio Manager, joined American Century in 2005 and has served as a manager for the Portfolio since 2016.

Phillip N. Davidson, CFA, Senior Vice President and Executive Portfolio Manager, joined American Century in 1993 as a Portfolio Manager, and began managing the Portfolio in May 2018.

Philip Sundell, CFA, Vice President and Portfolio Manager, joined American Century Investments in 1997 and began managing the Portfolio in April 2019.

Adam Krenn, CFA, Portfolio Manager and Senior Investment Analyst, joined American Century in 2011 and began managing the Portfolio in February 2022.”
Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.

Supplement Dated March 3, 2022 to the
Statement of Additional Information Dated May 1, 2021
This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2021, as supplemented June 25, 2021, August 30, 2021, October 29, 2021, November 12, 2021 and December 29, 2021. You should read this Supplement together with the SAI.
Sub-Adviser Change for Small Cap Value Portfolio
T. Rowe Price Associates, Inc. (“TRPA”), currently serves as the sub-adviser to the Small Cap Value Portfolio (the “Portfolio”) pursuant to the terms of a Fifth Amended and Restated Investment Sub-Advisory Agreement by and between Mason Street Advisors and TRPA dated December 2, 2021 (the “Existing TRPA Agreement”) and TRPA had been providing sub-advisory services to the Portfolio since 2001. Mason Street Advisors had been advised that an internal reorganization involving TRPA is scheduled to occur on March 7, 2022, and that in connection with such reorganization: (i) T. Rowe Price Investment Management, Inc. (“TRPIM”), a wholly-owned subsidiary of TRPA, will serve as the investment adviser for T. Rowe Price’s U.S. Small-Cap Value Equity investment strategy, (the strategy utilized by the Portfolio); and (ii) the TRPA investment team providing sub-advisory services to the Portfolio would be moved to become part of TRPIM (the “Reorganization”).
The Fund’s Board of Directors conditionally approved the terms of a new investment sub-advisory agreement between MSA and TRPIM ( the “New Sub-Advisory Agreement”) on December 2, 2021, which will become effective March 7, 2022, the date of the Reorganization. No changes to the portfolio management team or other key investment personnel who provide services to the Portfolio are anticipated as a result of the Reorganization. The level and scope of services to be rendered by TRPIM and the fees payable by MSA to TRPIM under the New Sub-Advisory Agreement will remain the same as the services rendered and fees paid under the Existing TRPA Agreement.
As a result of the foregoing change, effective March 7, 2022, all references to TRPA as the sub-adviser for the Fund’s Portfolio are deleted and certain sections of the SAI shall be amended as noted below.
The Sub-Advisers
“The Sub-Advisers” section beginning on page B-63 is revised so that a paragraph related to TRPIM is added to read as follows:
“T. Rowe Price Investment Management, Inc. (“TRPIM”), 100 East Pratt Street, Baltimore, Maryland 21202, provides investment services to the Small Cap Value Portfolio pursuant to an investment sub-advisory agreement. For the services provided for the Small Cap Value Portfolio, Mason Street Advisors pays TRPIM a fee at the annual rate of 0.60% of the Portfolio’s net assets on the first $500 million of assets and 0.55% on assets over $500 million. TRPIM is a wholly owned subsidiary of T. Rowe Price Associates, Inc., an investment management firm and wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. As of December 31, 2021, assets under management were approximately $1.69 trillion.”

Disclosure of Non-Public Holdings Information
The table beginning on page B-75 of the SAI sub-section titled “DISCLOSURE OF PORTFOLIO HOLDINGS – Disclosure of Non-Public Holdings Information” is revised so that the disclosure with respect to the Portfolio, reads as follows:
Small Cap Value Portfolio (sub-advised by T. Rowe Price Investment Management, Inc.)
•Institutional Shareholder Services, Inc., as proxy
voting and class actions administrator
•The Bank of New York Mellon, in connection with
fund accounting and middle-office functions
•Bloomberg L.P. and FactSet Research Systems, Inc.,
for analytics, risk, performance attribution and
reporting
•MSCI, Inc., for portfolio liquidity analysis

Under the “Compensation of Portfolio Managers” sub-section beginning on page B-111, the information relating to TRPIM is added to read as follows:
“T. Rowe Price Investment Management, Inc. (“TRPIM”). Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a restricted stock grant. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, Price Japan, T. Rowe Price International, and T. Rowe Price Investment Management, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.
The table below indicates the primary performance benchmarks used to determine portfolio manager compensation. Compensation is generally based on the performance of a similarly managed portfolio. T. Rowe Price may also consider other broad-based market benchmarks to evaluate portfolio manager performance and determine compensation.
Portfolio	Benchmark
Small Cap Value	Lipper Small Cap Value Funds Average, Morningstar Small Value, Russell 2000 Value Index
Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.
This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.”
Under the “Conflicts of Interest” sub-section beginning on page B-122, the information relating to TRPIM is added to read as follows:
“T. Rowe Price Investment Management, Inc. (“TRPIM”). Portfolio managers at TRPIM and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. TRPIM and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. The portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.
TRPIM funds may, from time to time, own shares of Morningstar, Inc. (“Morningstar”). Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the TRPIM funds. TRPIM manages the Morningstar retirement plan and acts as subadvisor to two mutual funds offered by Morningstar. In addition, TRPIM and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of TRPIM or its affiliates.
Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer that may be in different parts of the issuer’s capital structure. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, for example when an issuer is in a distressed financial condition, involved in a merger or acquisition, or a going private transaction, among other situations. In these situations, investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an issuer’s capital structure and take appropriate measures to ensure that the interests of all clients are fairly represented.”
Portfolio Manager Securities Ownership
As of December 31, 2021, J. David Wagner does not own any Northwestern Mutual variable annuities or variable life contracts with investments in the Small Cap Value Portfolio.
Appendix D – Portfolio Managers Update – Large Company Value Portfolio
Effective February 16, 2022, Adam Krenn joined Brian Woglom, Phillip Davidson and Philip Sundell and serves as co-portfolio manager of the Large Company Value Portfolio (the “Portfolio”). Accordingly, the “Other Accounts Managed by Portfolio Managers” table beginning on page B-98 is amended to add Mr. Krenn’s information below as of February 16, 2022:
Portfolio Manager(s)	Fund	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Adam Krenn	Large Company Value Portfolio	7 registered investment companies with approximately $5.8 billion in total assets under management	No other pooled investment vehicles.	1 other accounts with approximately $0.06 million in total assets under management
As of February 16, 2022, Mr. Krenn does not own any Northwestern Mutual variable annuities or variable life contracts with investments in the Large Company Value Portfolio.

Appendix B – Directors and Officers Update
To reflect the appointment of a new Fund President effective February 24, 2022, the “Appendix B – Directors and Officers” table beginning on page B-90 is amended with the following:
Name, Address, and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director[2]

Officers
Paul A. Mikelson 720 East Wisconsin Ave. Milwaukee, WI 53202 1958	President	2022
Since January 2022, Vice
President – Product and
Administration of Mason Street
Advisors. From 2013 to
December 31, 2021, Vice
President, Multi-Manager
Investment Solutions at
Columbia Threadneedle
Investments, an Ameriprise
Financial affiliate.
				N/A	N/A
Proxy Voting Policies and Procedures
Under “APPENDIX F – Proxy Voting Policies and Procedures”, the Proxy Voting Procedures relating to T. Rowe Price Investment Management, Inc. is added:
T. ROWE PRICE INVESTMENT MANAGEMENT, INC.
PROXY VOTING POLICY AND PROCEDURES
As of January 20, 2022
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Investment Management, Inc. (“TRPIM”) views proxy voting as integral to its investment management responsibilities. Certain investment advisory clients of TRPIM, including U.S.-registered investment companies for which TRPIM serves as investment adviser or sub-adviser have delegated to TRPIM proxy voting authority. TRPIM seeks to vote all proxies of the securities held in client accounts for which it has proxy voting authority in the best interest of those clients.
Fiduciary Responsibilities and Voting Considerations
TRPIM believes that it has a fiduciary obligation to vote proxies solely in the best interests of its clients. TRPIM’s intent is to vote proxies, where possible to do so, in a manner consistent with its fiduciary obligations and responsibilities. One of the primary factors TRPIM considers when determining the desirability of investing in the equity of a particular company is the quality and depth of its management. As the management of a portfolio company is responsible for its day-to-day operations, as well as its long-term direction and strategic planning, TRPIM believes that a company’s management, subject to the oversight of the company’s board of directors, is typically best suited to make decisions that serve the interests of shareholders. Accordingly, TRPIM’s proxy voting guidelines are not intended to substitute its judgment for that of a company’s management with respect to the company’s day-to-day operations. Rather, TRPIM’s proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of a company’s management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure.
TRPIM’s portfolio managers are responsible for making proxy voting decisions in clients’ best interests based on the facts and circumstances applicable to each company and issue subject to a vote. In addition to TRPIM’s own internal research, TRPIM’s investment personnel take into account additional factors when making voting decisions, including: TRPIM’s proxy voting guidelines, the issuer’s public filings, its board recommendations, its track record, country-specific best practices codes and input from external research providers. TRPIM investment personnel do not coordinate with investment personnel of TRPIM’s affiliated investment advisers (including T. Rowe Price Associates, Inc.) with respect to proxy voting decisions. TRPIM’s proxy voting decisions are independent of those of its affiliated investment advisers.
TRPIM seeks to vote all of its clients’ proxies. In certain circumstances, TRPIM may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. Additionally, TRPIM reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
ADMINISTRATION OF POLICY AND PROCEDURES
Environmental, Social and Governance Committee
The TRPIM Environmental, Social and Governance Committee (“TRPIM ESG Committee”) is responsible for establishing issue-by-issue guidelines with respect to corporate governance and other proxy issues. While the TRPIM ESG Committee sets voting guidelines and serves as a resource for TRPIM portfolio management, it does not have proxy voting authority for any TRPIM client. Rather, voting authority and responsibility is held by the particular portfolio manager.
Responsible Investment and Governance Team
TRPIM’s Responsible Investment and Governance team oversees the integration of environmental, social and governance factors into TRPIM’s investment processes across asset classes. This team is responsible for reviewing proxy agendas for all upcoming meetings and making company-specific recommendations, including for matters of an environmental or social nature.
Proxy Voting Team
A team of individuals employed by an affiliated entity of TRPIM is responsible for the administrative and operational aspects of the proxy voting process, which is a ministerial process that does not involve the exercise of discretion. This team is subject to policies that prevent the sharing of voting decisions between TRPIM and its affiliated investment advisers.
HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, TRPIM has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on TRPIM’s behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect TRPIM’s issue-by-issue voting guidelines as approved by the TRPIM ESG Committee, ISS maintains and implements custom voting policies for TRPIM’s advisory clients that have given proxy voting authority to TRPIM.
TRPIM utilizes ISS’ voting agent services to notify it of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of its clients. ISS tracks and reconciles TRPIM’s clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to TRPIM through ProxyExchange, an ISS application.
Each day, ISS delivers into TRPIM’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist TRPIM with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with TRPIM.
MONITORING AND RESOLVING CONFLICTS OF INTEREST
The TRPIM ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of TRPIM or its affiliates and those of TRPIM’s clients with respect to proxy voting. TRPIM has adopted safeguards to ensure that its proxy voting is not influenced by interests other than those of its clients. Membership on the TRPIM ESG Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since TRPIM’s voting guidelines are predetermined by the TRPIM ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, the TRPIM ESG Committee regularly reviews all proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The TRPIM ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the TRPIM ESG Committee for immediate resolution prior to the vote.
With respect to personal conflicts of interest, TRPIM’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of clients and restricts their ability to engage in certain outside business activities. Portfolio managers or TRPIM ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations

TRPIM has voting authority for proxies of the holdings of certain investment funds sponsored by an affiliate (the “Price Funds”) that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, TRPIM will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).
TRPIM VOTING GUIDELINES
Specific proxy voting guidelines have been adopted by the TRPIM ESG Committee for all regularly occurring categories of management and shareholder proposals. Many guidelines indicate a “case by case” analysis, reflecting that the facts and circumstances of each issue may vary.
Fixed Income Strategies
Proxy voting for TRPIM’s fixed income portfolios is administered by the Proxy Voting team using TRPIM’s guidelines as set by the TRPIM ESG Committee. Fixed income strategies generally follow the proxy vote determinations on security holdings held by TRPIM’s equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking
Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. TRPIM’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan
The Price Funds and TRPIM’s institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. TRPIM’s policy is generally not to vote securities on loan unless TRPIM determines there is a material voting event that could affect the value of the loaned securities. In this event, TRPIM has the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.
Limitations on Voting Proxies of Banks
TRPIM’s parent holding company, T. Rowe Price Group, Inc. has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, TRPIM and its affiliated investment advisers (collectively, “T. Rowe Price Advisers”) to acquire in the aggregate on behalf of their clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which the T. Rowe Price Advisers will vote their respective clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that the T. Rowe Price Advisers (including TRPIM) use their respective best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price Advisers have aggregate beneficial ownership of greater than 10% on behalf of their clients, T. Rowe Price Advisers will determine which of their clients’ shares are Excess Shares on a pro rata basis across all of their clients’ portfolios for which T. Rowe Price Advisers have the power to vote proxies.
REPORTING, RECORD RETENTION AND OVERSIGHT
The TRPIM ESG Committee and the Proxy Voting Team, perform the following oversight and assurance functions, among others, over TRPIM’s proxy voting: (1) periodically sample proxy votes to ensure that they were cast in compliance with TRPIM’s proxy voting guidelines; (2) review, no less frequently than annually, the adequacy of TRPIM’s proxy voting policy and guidelines to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of TRPIM’s clients; (3) perform due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversee any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that TRPIM believes would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
TRPIM will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
TRPIM retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the TRPIM proxy voting guidelines, TRPIM ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.
Please retain this Supplement for future reference.